EXHIBIT 99.8

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

                                  MASTER POLICY

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Republic Mortgage Insurance Company (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any application for coverage under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions contained herein.


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Insured's Name and Mailing Address

o   Bank of New York as Co-Trustee         Policy Number:  06L75-01

o   for CWABS 2006-24

o   5730 Katella Avenue

o   Cypress, CA 90630                      Effective Date of Policy:  12/01/06

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In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.


                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL

/s/ Christopher P. Ward                                  /s/ Elizabeth C. Dixon
------------------------                               -------------------------
       President                                               Secretary


                                                            Diane L. Wall
                                                       -------------------------
                                                       Authorized Representative

                                   [RMIC LOGO]

        REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

                                  MASTER POLICY

--------------------------------------------------------------------------------


Republic Mortgage Insurance Company (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any application for coverage under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions contained herein.


--------------------------------------------------------------------------------

Insured's Name and Mailing Address
o        Bank of New York as Co-Trustee    Policy Number:  06L75-01

o        for CWABS 2006-24

o        5730 Katella Avenue

o        Cypress, CA 90630                 Effective Date of Policy:    12/01/06

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--------------------------------------------------------------------------------
In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



              REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL

/s/ Christopher P. Ward                                  /s/ Elizabeth C. Dixon
------------------------                               -------------------------
       President                                               Secretary


                                                            Diane L. Wall
                                                       -------------------------
                                                       Authorized Representative

                              TERMS AND CONDITIONS

1.   Definitions

1.1 Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents, or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan. An Application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2 Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

          a. Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

          b. Enforcing the terms of the Loan as allowed by the law where the Property is located; or

          c. Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

          d. Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3 Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4 Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be, the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5 Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6 Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7 Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8       Claim Amount means the amount calculated in accordance with Section
          6.2 of this Policy.

1.9 Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10 Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) periodic monthly payment due under the terms of a Loan, or (b) to comply with any other term or condition of the Loan, if failure to comply is a basis for the acceleration of the principal balance of the Loan and the institution of Appropriate Proceedings.

          A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the date the Borrower fails to comply with any such other term or condition of the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or basis for acceleration and Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists.

1.11 Deficiency Expenses means reasonable attorney's fees and necessary court costs incurred by the Insured for those Appropriate Proceedings necessary to pursue or establish a deficiency against the Borrower and which are in addition to those incurred in standard and customary foreclosure proceedings, plus additional interest accruing on the Loan, real estate taxes, casualty insurance premiums, and Property preservation expenses incurred during such Appropriate Proceedings and any additional related redemption period as necessitated by such deficiency pursuit.

1.12 Environmental Condition means the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sec. 9601 et seq., as amended from time to time) or as defined by any similar state law; or any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law, but does not mean the presence of radon, lead paint, or asbestos.

1.13 Fair Market Value means, with regard to the amount bid for any Property at a foreclosure sale, the Property's value at the approximate time of the foreclosure sale as determined by appraisal if available or in accordance with customary servicing practices (which may include reliance on information provided by a local real estate broker), subject to applicable law governing foreclosure.

1.14 Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, encroachments, impediments, easements and rights of redemption, and other rights and claims of a Borrower or third parties except for:

          a. A lien of any public bond, assessment, or tax, when no installment, call, or payment of or under such bond, assessment, or tax is delinquent;

          b. Outstanding mineral, oil, or timber rights, rights of way, easements, rights of support, sewer rights, zoning ordinances, building restrictions or other restrictions, covenants, regulations of use, or applicable laws, provided the Property conforms to, and its intended and normal use and occupancy is not adversely affected by, such covenants, rights, restrictions, regulations, or ordinances; and

          c. Any conditions or defects which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

          Good and Merchantable Title does not exist if convenient means of ingress and egress are not conveyed as well as freely alienable rights to the use and enjoyment of municipal or private sources of water and means of sewage disposal, whether such rights are by easement or covenant running with the Property are reflected in the public records relating to the Property.

          In addition, Good and Merchantable Title does not exist if notice has been given of the commencement of proceedings that could result in the imposition of a lien upon the Property pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 9601, et seq., or any other statute, law, or regulation of any governmental authority providing for the imposition of a lien in connection with the cleanup of Environmental Conditions.

1.15      Insured means:

          a.        The Person designated on the face of this Policy; or

          b. Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

          The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.16 Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.17 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with
          Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.18 Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.19 Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.20 Person means any individual, corporation, partnership, association, or other entity.

1.21 Physical Damage means any tangible injury to a Property or any Environmental Condition, whether caused by accident, natural occurrence, or any other reason.

1.22 Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.23 Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.24 Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.25 Recovery Rights means all rights of recovery against the Borrower and any other Person relating to the Loan or to the Property.

1.26 Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, a single-family condominium, or a unit in a planned unit development.

1.27 Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.28      Settlement Period means the sixty (60) day period as determined under
          Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.29 Uninsured Loan Balance means, at any time, with respect to a Loan, the estimated Claim Amount less the Loss as estimated pursuant to a percentage option settlement.

1.30 Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2.   Obtaining Coverage and Payment of Premiums

2.1 Application and Certificate - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends, coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

          In lieu of such an Application and supporting statements, documents, and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents, and information. The Company shall be entitled to rely fully on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents, and information submitted by it or other Persons to the Company as provided in this Policy.

          If the Company declines to insure a Loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the Loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to insure the Loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2       Representations of the Insured - The Insured represents that:

          a. All statements made and information provided to the Company in an Application or in any Commitment or Certificate (including any that is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

          b. Such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respects as of such date(s).

          It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide, or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance upon the accuracy and completeness of such statements and information and without any obligation to verify independently the statements and information submitted to it; and the Company's reliance upon the representations in Section 2.2(a) and )b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

          Without otherwise limiting the scope of this Section 2.2, a breach of
          Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The down payment representation shall be effective whether or not it is made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that it is not true and correct.

2.3 Certificate Cancellation or Rescission by the Company for Misrepresentation -Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have the right, at its option and to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, retroactively to the date of such continuation) and to return at that time all paid premiums retroactively to such applicable date.

2.4 Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions, and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

          a. The misrepresentation must not have been knowingly made, or knowingly participated in, by:

                    1. The Insured or any other Person which originated the Loan; or

                    2.        Any other of the following Persons:

                              i. Correspondent lender, mortgage loan broker, or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

                              ii. Escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

          b. The Borrower must have made twelve (12) consecutive full installment payments of principal, interest, and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

                    A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

          c. This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

          d. The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5 Initial Premium - Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due. The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, rehabilitation, or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6 Renewal of Certificate and Termination for Nonpayment of Renewal Premium; Reinstatement of Terminated Coverage

          a. Timing; Responsibility for Payment - In order to continue coverage beyond the initial term, the Insured shall, at its option, pay renewal premiums to the Company for each Loan insured under this Policy, calculated at the rate specified in the related Certificate and in accordance with Section 2.6(c) below.

                    The Company shall give thirty (30) days notice of the renewal due date to the Servicer, if a Servicer is shown on the records of the Company, and otherwise to the Owner, and renewal premiums shall be due and payable on or before the last day of the period covered by the previous premium payment.

                    If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default,

                    With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within a sixty (60) day grace period after the premium due date (but subject to the Owner's right to cure nonpayment as provided in Section 2.6(b)), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

                    With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such sixty (60) day grace period (but subject to the Owner's right to cure nonpayment as provided in Section 2.6(b)), the coverage of the Certificate and Company's liability will terminate at the end of such sixty (60) day grace period. However, if a Default on the Loan occurs during such sixty (60) day grace period, the Insured shall not be required to pay renewal premiums while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable within sixty (60) days after notice from the Company. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

          b.        Transfer or Seizure of Servicing - Notwithstanding paragraph
                    (a) above, in the event that the Owner establishes to the reasonable satisfaction of the Company that the failure to pay renewal premiums on or before the renewal premium due date, or during the applicable grace period, was due to an error or omission that occurred in connection with the transfer, surrender, or seizure of servicing rights associated with a group of Loans, the Company shall permit the Owner or its new Servicer to reinstate coverage of the Loans contained in the group that are insured under this Policy provided that the following conditions are met

                    1. The Owner or its new Servicer shall reinstate coverage with respect to all Loans insured under this Policy affected by such transfer, surrender, or seizure;

                    2. The renewal premiums are paid, in all events, on or before one hundred twenty (120) days after the applicable premium due date; and

                    3. Interest is paid on the renewal premiums due from the renewal premium due date until the date that such renewal premiums are paid at the three month Treasury Bill rate established at the first Treasury auction occurring during the month in which the renewal premium becomes due as published in the Wall Street Journal, or if not so published, in any other comparable publication.

          c. Calculation - Renewal premiums due with respect to a Loan shall be payable in accordance with the method and at the rate specified on the related Certificate. Renewal premiums payable under the "outstanding unpaid principal balance" or "outstanding balance renewal" method shall be calculated by applying the applicable premium rate to the then unpaid principal balance of the Loan as of the date such premium is due and payable. Renewal premiums payable under the "level original insured principal balance" or "level renewal" method shall be calculated by applying the applicable premium rate to the original insured principal balance of the Loan.

2.7 Special Procedures for Certificates of Coverage; Payment of Initial and Renewal Premiums

          a. The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if, within fifteen (15) days after the Certificate Effective Date (or other date the Company and the Insured may agree to in writing), the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium. If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations, and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

          b. The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of premium checks by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be canceled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit, and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8 Cancellation by the Insured of a Certificate - The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or by making a written request to the Company for cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default at the time the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

2.9 Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10 Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan - The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

          The Company will provide the Owner of a Loan so identified in its records with on opportunity to cure nonpayments of renewal premium, as provided under Section 2.6(b); will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.15; and will allow the Owner to become the Insured under Section 1.15 if the Owner services the Loan itself. Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy, to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11 Refund of Premium for Denial of Claim in Full - If, because of a provision in Sections 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3. Changes in Various Loan Terms, Servicing; Coordination and Duplication of Insurance Benefits

3.1 Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term, or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property; nor release the Borrower from liability on a Loan.

3.2 Open End Provisions -The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3 Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable low, the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law. Notwithstanding anything to the contrary in this Section 3.3, the Company will be deemed to have approved the assumption of any Loan where no release is requested and, under Section II-406.02 of the Federal National Mortgage Association's Servicing Guide or any successor provision approved by the Company thereof or any similar provision of the Federal Home Loan Mortgage Corporation's Sellers' & Servicers' Guide, the assumption is an "exempt transaction" that the Servicer is to approve without review of the terms of the transaction.

3.4 Change of Servicing - If the servicing rights for a Loan are sold, assigned, or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue, provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.

3.5 Change of Owner - If a Loan or a participation in a Loan is sold, assigned, or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is a new Owner, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6 Coordination and Duplication of Insurance Benefits - The Insured shall not carry duplicate mortgage guaranty insurance on any Loan, other than mortgage guaranty pool insurance or supplemental mortgage guaranty insurance, and if duplicate insurance is carried, coverage under this Policy shall be null and void.

4.   Exclusions From Coverage

          The Company will not be liable for, and this Policy will not apply to, extend to, or cover the following:

4.1 Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension, or new loan.

4.2 Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3 Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications.

4.4 Fraud, Misrepresentation, and Negligence - Any Claim not otherwise within the scope of Section 2.3 where there was fraud, misrepresentation, or negligence by the Insured with respect to the Loan, and the fraud, misrepresentation, or negligence (a) materially contributed to the Default resulting in such Claim; or (b) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5 Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing that a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6 Physical Damage (Other Than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage occurs to a Property of a type other than as described in Section 4.7 and other than reasonable wear and tear, subject to the following provisions:

          a. This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

          b. The exclusion will apply only if: (i) the Company elects to acquire the related Property in settlement of a Claim and the damage occurred prior to expiration of the Settlement Period; or (ii) the damage occurred prior to the Default and such damage was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, net of any applicable deductibles, was insufficient to restore the Property as provided in paragraph (c) below.

          c. The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.

                    In lieu of requiring restoration of the Property, as required by this subsection, the Corn-pony may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

          d. For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements, or personal property deemed part of the real property under applicable law and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

          e. Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7 Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the
          Loan) as of the Certificate Effective Date, subject to the following provisions:

          a. This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

          b. This exclusion will apply only if such Environmental Condition (i) was a principal cause of the Default, and (ii) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for Residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

          c. This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe Residential occupancy.

4.8 Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9 First Lien Status - Any Claim, if the mortgage, deed of trust, or other similar instrument executed by the Borrower and Insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10 Breach of Insured's Obligations or Failure to Comply with Terms - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

          a. Materially contributed to the Default resulting in such Claim; or

          b. Increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the related Loss will be reduced to the extent of such amount.

4.11 Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 75.

5.   Conditions Precedent to Payment of Claim

          It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1       Notice of Default - The Insured must give the Company written notice:

          a. Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

          b.        Within ten (10) days of either:

                    1. The date when the Borrower becomes four (4) months in Default on the Loan; or

                    2. The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

                    whichever occurs first.

5.2 Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format furnished or approved by the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3 Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's Notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 72.

5.4 Voluntary Conveyance - The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceedings if the prior written approval of the Company has been obtained.

5.5 Appropriate Proceedings - The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report its status to the Company as reasonably and expeditiously as possible.

          In conducting Appropriate Proceedings, the Insured must:

          a. Diligently pursue the Appropriate Proceedings once they have begun;

          b. Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

          c. Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirements in writing;

          d.        Act and bid at the foreclosure sale in accordance with
                    Section 5.11 so that its ability to preserve, transfer, and assign to the Company its rights against the Borrower are not impaired, and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 72 and 73 relating to establishing a deficiency; and

          e. When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6 Mitigation of Loss - The Insured shall, or shall cause its Servicer to, actively cooperate with the Company to prevent and mitigate the Loss and to assist the Company in the Company's attempts to prevent and mitigate the Loss, including but not limited to, taking reasonable and good faith efforts to cure the Default and, if such attempts are unsuccessful, to effectuate the early disposition of the Property.

          The Insured shall report to the Company any pre-foreclosure sale offers received by the Borrower and known to the Insured. If a pre-foreclosure sale is approved by both the Insured and the Company, but the sale does not close for any reason, the Company shall continue to administer the Policy as if no sale had been attempted.

          The Company agrees to administer the Policy in good faith.

5.7       Advances - The Insured shall advance:

          a. Normal and customary hazard insurance premiums (in calculating the Claim Amount pursuant to Section 6.2, such premiums shall be prorated to the date that the Claim is paid);

          b. Real estate property taxes that become due and payable on or after the date of Default (but not including penalties or late fees);

          c. The costs of engaging in foreclosure and eviction proceedings (including court costs and moving costs where required by law to be paid by the evicting party), reasonable or customary attorney's fees not exceeding three percent (3%) of the sum of the outstanding principal balance and accumulated interest due under the Loan; and

          d. Reasonable expenses necessary for the protection and preservation of the Property as approved by the Company. Although advance approval is not required, the Company reserves the right to disallow advances reflecting such expenses upon payment of the Claim if, in the Company's reasonable judgment, such advances were not reasonable or necessary. Insureds are therefore encouraged to seek the Company's prior consent.

5.8 Claim Information and Other Requirements - The Insured must provide the Company with.

          a.        All information reasonably requested by the Company;

          b. A completed form furnished by or acceptable to the Company for payment of a Claim;

          c. If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to this Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

                    In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in
                    Section 5.8(d((2( that it has acquired Good and Merchantable Title to the Property;

          d.        If the Property is being acquired by the Company:

                    1. A recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

                    2. A title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property;

                    3. Possession of the Property, but only if the Company has required such Possession in writing; and

          e. Access to the Property, if requested by the Company pursuant to Section 6.4(b).

5.9 Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10      Sale of a Property by the Insured Before End of Settlement Period

          a. The Insured must submit to the Company any offer to purchase a Property which would mitigate the Company's Loss and which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period. The Company must then promptly notify the Insured that it will either (i) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (ii) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

          b. If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured and which would mitigate the Company's Loss. The Company shall then promptly either approve or not approve such offer. If an approved sale does not close, the Company may settle under either of the settlement options set forth in Section 6.3, provided that if the Settlement Period has expired, (i) interest as provided for in Section 6.5 shall be payable, and (ii) if the Company wishes to settle under Section 6.3(a), the Insured's obligations in connection with the transfer of the Property to the Company shall be as required by this Policy subject to the limitation that they shall not be more burdensome to the Insured than its obligations (including, but not limited to, its obligations as to the condition of the Property) as seller In the approved sale that failed to close.

          c. The following provisions shall apply to offers submitted to the Company under this Section 5.10:

                    1. The Insured shall provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

                    2. If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined in Section 5.10)c))3) below. If such estimated net proceeds is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

                    3. If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) calculated without regard to a sale of the Property. The actual net amount will be the Claim Amount calculated under
                              Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds and actual expenses, such expenses not to exceed the amounts approved by the Company either at the time the Company approved the offer or thereafter.

                    4. The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

                    5. If requested by the Company, the Insured or the Owner shall advise the Company of the name of the real estate broker or other Person marketing the Property for the Insured or the Owner and authorize such broker or other Person to release marketing information about the Property to the Company.

5.11 Foreclosure Bidding Instructions - Bid an amount at the foreclosure sale which is not less than the minimum amount nor more than the maximum amount set forth below, unless the Company notifies the Insured of other instructions or waives its right to give bidding instructions, in writing.

          a. If the Fair Market Value of a Property is less than the Uninsured Loan Balance, the Insured shall start bidding at not less than the Fair Market Value of the Property and may continue bidding up to a maximum of the Uninsured Loan Balance.

          b. If the Fair Market Value of a Property is greater than the Uninsured Loan Balance, the Insured shall start bidding at not less than the Uninsured Loan Balance up to a maximum amount equal to the Claim Amount.

          If other bidding instructions are provided, those instructions will not specify a maximum bid that is less than the Uninsured Loan Balance, and, if the Property is subject to redemption for less than the outstanding amount of the Loan, then such other bidding instructions will not specify an opening bid of less than the Uninsured Loan Balance.

          The Insured is not required to acquire Borrower's Title if it has bid in accordance with paragraphs (a) and (b), whether or not pursuant to directions from the Company.

5.12 Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

6.   Loss Payment Procedure

6.1 Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in
          Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption, or (b) at the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

          If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2 Calculation of Claim Amount - Subject to Section 7.5, the Claim Amount will be an amount equal to the sum of:

          a. The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties, or advances;

          b. The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default; and

          c.        The amount of advances incurred by the Insured under Section
                    5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

                    1. Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance plus the accrued and accumulated interest due; and

                    2. Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be pro-rated through the date the Claim is filed with the Company;

          less:

          i. The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

          ii. The amount of cash remaining in any escrow account as of the last payment date;

          iii. The amount of cash to which the Insured has retained the right of possession as security for the Loan;

          iv. The amounts paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which have not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

          v. Any other amounts claimed by the Insured to the extent they are excluded by reason of Section 4.10.

6.3 Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

          a. Property acquisition settlement option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with
                    Section 6.2 for the Company's acquisition of the Property;
                    or

          b. Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with
                    Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate; or

          c.        Pre-Claim sale option. If the terms and conditions of
                    Section 5.10 are met, pay to the Insured as the Loss the amount calculated in accordance with Section 5.10; and if the terms and conditions of Sections 5.9(c) and 5.11 are met, then the Company will pay the lesser of (i) the percentage guaranty option amount and (ii) the Claim Amount less the amount realized by the Insured at the foreclosure sale or from the redemption of the Property as required by law.

          In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 5.3, 6.5, or 72 when such Sections are applicable. The Company will deduct from its payment of Loss the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under
          Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4 Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

          a. No later than the twentieth (20) day after the filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty (60) day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty (20) day period, and the Insured must use reasonable efforts to satisfy such request.

          b. No later than the twentieth (20) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise, and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty (60) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty
                    (60) day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

          c. If the Company has elected to acquire the Property in settlement of a Claim, the sixty (60) day period also will be suspended, if necessary, for there to be a period of ten
                    (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession of the Property.

          d. If the sixty (60) day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5 Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss. The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within
          (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6 Discharge of Obligation - payment by the Company of the full amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7.   Additional Conditions

7.1 Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, condemnation, or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2       Pursuit of Deficiencies

          a. To facilitate the independent decisions of both the Insured and the Company of whether to pursue or establish a deficiency against a Borrower, the Insured shall provide the Company with any information it may have relevant to collecting on a deficiency judgment for that case. The Company will discuss all such information it may have with the Insured so that the parties can decide whether any Appropriate Proceedings necessary to establishing or pursuing a deficiency are to be pursued for the benefit of both parties or whether one of the parties will elect not to participate in any recovery.

                    The Insured will be entitled to pursue Appropriate Proceedings, or shall, at the direction of the Company, pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless the Company notifies the Insured at least thirty (30) days before the foreclosure sale that it will pursue a deficiency judgment, in whole or in part for its account. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

                    The Insured will be deemed to be participating in Appropriate Proceedings solely at the request of the Company when such proceedings are not a condition precedent to obtaining Borrower's Title to or Possession of a Property and, after the parties have exchanged information on the Loan, the Insured has advised the Company in writing that the Insured does not wish to participate in such proceedings.

          b. Notwithstanding the provisions of Section 6 (Loss Payment Procedure) above, in the case where a deficiency against the Borrower is being pursued solely at the request of the Company, then any Deficiency Expenses shall be added to the amount of the Loss. If a deficiency against a Borrower is being pursued as part of Appropriate Proceedings for the benefit of both the Insured and the Company, then at the time such deficiency rights are established or a deficiency judgment is obtained, whichever shall occur first, the Deficiency Expenses plus any similar expenses incurred by the Company in connection with such deficiency shall be settled between the parties on the same pro rata basis set forth in Section 73 (Subrogation) for the settlement of deficiency recoveries. Expenses and costs arising after that point shall be treated as collection expenses to be netted against the deficiency recovery, if any (and, if none, to be shared between the parties on the same pro rota basis when it becomes clear that nothing will be recovered).

7.3 Subrogation - Subject to Section 72(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company shall be subrogated pro rota, to the full extent permitted by law, to all of the Insured's Recovery Rights with respect to a Loan, upon payment of a Claim hereunder. The Company's pro rota share of the net deficiency recovered (i.e., amounts recovered less reasonable costs and expenses) with respect to any Loan shall be the amount of the Loss divided by the amount of the deficiency judgment. Internal staff costs and overhead expenses shall not be deducted in determining the amount of a net deficiency recovery unless specifically agreed to in writing by the parties. The Insured hereby designates the Company as its exclusive agent (a) to pursue all of the Insured's Recovery Rights to which the Company has not become subrogated by payment of a Claim (i.e., the Insured's share of the Recovery Rights), (b) to file any action in the Company's name as assignee of the Insured, to collect on the Insured's Recovery Rights, and (c) to settle and compromise any such Recovery Rights on behalf of the Insured, it being understood and agreed that the Company shall have the exclusive rights to pursue and settle all Recovery Rights for any Loan on which a Claim payment is made hereunder, unless waived in writing by the Company. If the Company decides not to pursue Recovery Rights with respect to a Loan, then the Company shall issue a written waiver of its subrogation and management rights to the Insured. The Insured shall execute and deliver at the request of the Company such instruments and documents, and undertake such actions as may be necessary to transfer, assign, and secure such Recovery Rights to the Company. The Insured shall refrain from any action, either before or after payment of a Claim hereunder, that shall prejudice such Recovery Rights.

          Notwithstanding any provision in the foregoing paragraph to the contrary, in the event the Insured has, in addition to Recovery Rights against a Borrower or any other Person, a claim or claims against such Borrower or other Person not related to the Recovery Rights, then the Insured shall have the right to pursue in its own name all the Recovery Rights in conjunction with the Insured's other claim or claims, and the Company will waive its right to manage the pursuit of the Recovery Rights (but not the Company's pro rata subrogation rights).

7.4 Policy for Exclusive Benefit of the Insured and the Owner - A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5 Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 75.

          If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchant-able Title to the Property if required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6       Arbitration of Disputes; Suits and Actions Brought by the Insured

          a. Unless prohibited by applicable law, the Insured, at its option, may elect to settle by arbitration a controversy, dispute, or other assertion of liability or rights which it initiates arising out of or relating to this Policy, including the breach, interpretation, or construction thereof. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

                    The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if such individual is, or during the previous two years has been, an employee, officer, or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale, or servicing of mortgage loans or mortgage-backed securities.

          b. No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

          c. If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false, or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property, or the Loan.

7.7       Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

          a. The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

          b. No condition or requirement of this Policy will be deemed waived, modified, or otherwise compromised unless that waiver, modification, or compromise is stated in writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification, or compromise of one will not be construed as a waiver, modification, or compromise of any other.

          c. No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company by law or equity.

          d. As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.8 No Agency - Neither the Insured, any Servicer, or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer, or Owner.

7.9 Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.10 Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.11 Notice - Premium payments are to be paid as provided in Section 2 and sent to the Company at the address listed on the Commitment, or as otherwise instructed by the Company in writing. All other notices, Claims, tenders, reports, and other data required to be submitted to the Company by the Insured shall be either (a) mailed postpaid, (b) sent by overnight courier, (c) transmitted electronically or via magnetic tape or other media in a manner approved by the Company, or (d) sent by telephonic facsimile transmission, to the Company's home office at the following address and facsimile number:

          For Claim matters:

                P.O. Box 2514
                Winston-Salem, NC 27102
                Attention: Claims Department
                Facsimile Number: (336) 661-9413

          For Customer Service matters:

                P.O. Box 2514
                Winston-Salem, NC 27102
                Attention: Policy Servicing Department
                Facsimile Number: (800) 849-7642

          All notices given by the Company to the Insured or the Owner shall be either (a) mailed postpaid, (b) sent by overnight courier, (c) transmitted electronically or magnetically in a manner approved by the Insured, or (d) sent by telephonic facsimile transmission, at the address and facsimile number for that Person, as reflected in the records of the Company, except that for facsimile transmissions, the Company shall confirm telephonically or otherwise the accuracy of the facsimile number used. Nonpayment notices under Section 2.6 (Renewal of Certificate and Termination for Nonpayment of Renewal Premium) and notices required under Section 4.5 (Non-Approved Servicer) shall be sent to both the Insured and the Owner whenever the Company has been notified that the Insured is a Person other than the Owner.

          Either party may notify the other of a change in address in the same manner as provided for giving notice. All notices, Claims, tenders, reports, and other data required to be submitted to the Company or to the Insured shall be deemed to have been given five (5) days after the same is deposited in the U.S. Mail, delivered to an overnight courier, or transmitted in a manner approved above, unless actually received earlier. If the Insured requests that notices be sent to a third party other than the Insured, the Company agrees to use its best efforts to give such notices, but the Company shall not incur any liability for failure to send any notice to any third parties.

7.12 Reports and Examinations -The Company may request, and the Insured must provide, such reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the books and records of the Insured or any of its representatives pertaining to such Loan.

7.13 Electronic Media - The Company and the Insured may agree, from time to time, that information, documents, or other data may be transferred between the Insured and the Company by electronic media acceptable to the Insured and to the Company. In addition, the Company and the Insured may maintain information, documents, or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents, or other data maintained in printed or written form.

                                  [RMIC LOGO]

                      REPUBLIC MORTGAGE INSURANCE COMPANY
                             P.O. Box 2514 (27102)
                            190 Oak Plaza Boulevard
                            Winston-Salem, NC 27105
                                  800.999.7642

--------------------------------------------------------------------------------
                 ENDORSEMENT TO MORTGAGE GUARANTY MASTER POLICY
                           LENDER PAID PORTFOLIO LOANS
--------------------------------------------------------------------------------

Insured's Name and Mailing Address                                                     Master Policy Number

o    Bank of New York as Co-Trustee for CWABS 2006-24                                        06L75-01
o    5730 Katella Avenue
o    Cypress, CA 90630                                                            Effective Date of Endorsement
                                                                                             12/01/06

The purpose of this Endorsement is to amend certain terms and conditions of the Policy as provided herein. It is hereby understood and agreed that coverage under this Policy is for the benefit of the Insured, Bank of New York as Co-Trustee for CWS2006-24, and that under this Policy:

1. Section 7.9 of this Policy is amended to include the following after the last sentence of said Section, "Coverage may not be assigned or transferred without the written consent of the Company.";

2. that, unless otherwise required by applicable law, neither the Insured, Bank of New York as Co-Trustee for CWABS 2006-24, nor any subsequent Insured permitted by the Company, shall cancel coverage on any Loan subject to the Policy or permit such coverage to lapse for non-payment of premium unless (a) the principal balance of the Loan is paid in full, or (b) as agreed to in writing by both the Insured and the Company;

3. Section 2.4 of this Policy, and any similar provisions allowing for incontestability of coverage for certain misrepresentations which may be contained in any endorsements attached to this Policy, and hereby deleted in their entirety;

4. this Endorsement will apply only to a Loan which is identified as being subject to this Endorsement by the Company.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, as any amendments thereto, except as expressly set forth above.

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL

/s/ Christopher P. Ward                                  /s/ Elizabeth C. Dixon
------------------------                               -------------------------
       President                                               Secretary

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY
         REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                        MASTER POLICY ENDORSEMENT PACKAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Policy Issued To:                     Attached to and Forming          06L75-01
Bank of New York as Co-Trustee        Part of Policy No.:

for CWABS 2006-24

5730 Katella Avenue                   Effective Date of Endorsements:  12/01/06

Cypress, CA 90630
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Republic Mortgage Insurance Company Endorsements:

p.1  Arizona, Iowa Subrogation Endorsement (SUBEND-2001 8/94)
p.3 Arizona, Louisiana Calculation of Settlement Period Endorsement (CALEND-2003 8/94)
p.5 Arkansas, Florida, Maryland, Washington Cancellation of Policy Endorsement (CANEND-2002 8/94)
p.7  Georgia Cancellation Endorsement(GACANEND-2007 11/94)
p.9  Illinois Amendatory Endorsement (ILEND-2011 1/95)
p.13 Kansas Amendatory Endorsement (KSEND-2009 11/94)
p.15 Minnesota Amendatory Endorsement (MNEND-2008 11/94)
p.17 Montana Cancellation Endorsement (MTEND-2005 11/94)
p.19 Oklahoma Fraud Warning Endorsement (OKEND-2004 8/94)
p.21 South Dakota Cancellation of Policy Endorsement (SDCANED-2016 7/02)
p.23 Texas Amendatory Endorsement (TXEND-2006 11/94)
p.25 Virginia Amendatory Endorsement (VAEND-2010 11/94)
p.29 Wisconsin Amendatory Endorsement (WIEND-2012 5/95)
p.31 Financed Premium Benefit Endorsement (FPEND-1501 1/98)
p.33 Mortgage Guaranty Master Policy Endorsement Insured Definition
     (MPEND-4016 4/05)
p.35 Origination of Loan Endorsement (MPEND-4017 12/05)

Republic Mortgage Insurance Company of North Carolina Endorsements:

p.39 New York Financed Premium Benefit Endorsement (NYFPEND-1501 1/98)
p.41 New York Mortgage Guaranty Master Policy Endorsement Insured Definition (NYMPEND-4016 4/05)
p.43 New York Subrogation Endorsement (NYSUBEND-3001 2/95)
p.45 New York Origination of Loan Endorsement (NY-MPEND-4017 12/05)

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                                  ARIZONA, IOWA
                             SUBROGATION ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3 Subrogation



If the Property consists of a single family dwelling occupied by a Borrower, the Company shall not have subrogation rights against any Borrower as set forth in this Section and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.



IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL

/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                               ARIZONA, LOUISIANA
                  CALCULATION OF SETTLEMENT PERIOD ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 6.4 is amended in its entirety as follows:

6.4   Calculation of Settlement Period - The Settlement Period will be a thirty
      (30) day period after the Company's receipt of a Claim, calculated as follows:

      a. No later than the twentieth (20) day after the filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The thirty
            (30) day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty (20) day period, and the Insured must use reasonable efforts to satisfy such request.

      b. No later than the twentieth (20) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise, and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the thirty (30) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the thirty
            (30) day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

      c. If the Company has elected to acquire the Property in settlement of a Claim, the thirty (30) day period also will be suspended, if necessary, for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession of the Property.

      d. If the thirty (30) day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.


Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.







                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                     ARKANSAS, FLORIDA, MARYLAND, WASHINGTON
                       CANCELLATION OF POLICY ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.9 is amended in its entirety as follows:

2.9 Cancellation of Policy

Either the Insured or the Company may cancel its respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing forty-five (45) days written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.


                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                              GEORGIA CANCELLATION
                                   ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.9 is amended in its entirety as follows:

2.9 Cancellation of Policy

The Company may cancel its obligation to issue new Commitments or Certificates under this Policy by providing forty-five (45) days written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                               ILLINOIS AMENDATORY
                                   ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.9 Cancellation of Policy is amended in its entirety as follows:

2.9   Cancellation of Policy

      Once a Certificate has become effective with respect to a Loan, this Policy may not be cancelled by the Company for as long as any Certificate issued under this Policy remains in force. The Company may cease issuing new Commitments or Certificates upon notice to the Insured.



It is hereby understood and agreed that Section 6.4 Calculation of Settlement Period is amended in its entirety as follows:

6.4   Calculation of Settlement Period

      The Settlement Period will be a thirty (30) day period after the Company's receipt of a Claim, calculated as follows:

      (a) No later than the twentieth (20) day after the filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The thirty
            (30) day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty (20) day period, and the Insured must use reasonable efforts to satisfy such request.

      (b) No later than the twentieth (20) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise, and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the thirty (30) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability and the passage of the thirty
            (30) day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

      (c) If the Company has elected to acquire the Property in settlement of a Claim, the thirty (30) day period also will be suspended, if necessary, for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession of the Property.

      (d) If the thirty (30) day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent that they occur simultaneously, they will not be cumulative.



It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3   Subrogation

      If the Property consists of a single family dwelling occupied by a Borrower, the Company shall not have Subrogation rights against any Borrower as set forth in this Section and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale except in cases of fraud or misrepresentation by the Borrower.



It is hereby understood and agreed that Section 7.6 Arbitration of Disputes; Suits and Actions Brought by the Insured, Subparagraph b, is amended in its entirety as follows:

7.6   Arbitration of Disputes; Suits and Actions Brought by the Insured

      (b) No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. This three (3) year period may be extended by the number of days between the date the proof of loss was filed and the date the claim is denied in whole or part. No such suit or action with respect to Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

It is hereby understood and agreed that Section 7.11 Notice is amended to include the following:

7.11  Notice

      Any notice of cancellation will be provided by written notice mailed to the Insured and not by electronic media.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                                KANSAS AMENDATORY
                                   ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.9 Cancellation of Policy is amended in its entirety as follows:

2.9   Cancellation of Policy

      The Company may cancel its obligation to issue new Commitments or Certificates under this Policy by providing sixty (60) days written notice of cancellation of this Policy. Any notice of cancellation or non-renewal shall contain a specific reason for said action as provided for below. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured. This Policy may not be cancelled or non-renewed except for one of the following reasons:

      1.    Nonpayment of premium;

      2.    The Policy was issued because of a material misrepresentation;

      3. Any Insured violated any of the material terms and conditions of the Policy;

      4. Unfavorable underwriting factors, specific to the Insured, exist that were not present at the inception of the Policy;

      5. A determination by the Kansas Commissioner that continuation of the coverage could place the Company in a hazardous financial condition or in violation of the laws of Kansas; or

      6. A determination by the Commissioner that the Company no longer has adequate reinsurance to meet the Company's need.

It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3   Subrogation

      If the Property consists of a single family dwelling occupied by the Borrower, the Company shall not have subrogation rights against any Borrower as set forth in this Section and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale.



It is hereby understood and agreed that Section 7.6 Arbitration of Disputes; Suits and Actions Brought by the Insured is amended in its entirety as follows:

7.6   Suits and Actions Brought by the Insured

      a. No suit or action brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within five (5) years after the insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

      b. If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false, or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property, or the Loan.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                              MINNESOTA AMENDATORY
                                   ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.9 Cancellation of Policy is amended in its entirety as follows:

2.9   Cancellation of Policy

      The Company may cancel its obligation to issue new Commitments or Certificates under this Policy by providing sixty (60) days written notice of cancellation of this Policy. In cases of cancellation of Policy for reason one (1) below, Company shall give notice to the Insured at least ten (10) days before the effective cancellation date. Any notice of cancellation shall contain a specific reason for cancellation as provided for below. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured. This Policy may not be cancelled or non-renewed except for one of the following reasons:

      1.    Nonpayment of premium;

      2. Misrepresentation or fraud made by or with the knowledge of the Insured in obtaining the Policy or in pursuing a claim under the Policy;

      3. Actions by the Insured that have substantially increased or substantially changed the risk insured;

      4. Refusal of the Insured to eliminate known conditions that increase the potential for loss after notification by the Company that the condition must be removed;

      5. Substantial change in the risk assumed, except to the extent that the Company should reasonably have foreseen the change or contemplated the risk in writing the contract;

      6. Loss of reinsurance by the Company which provided coverage to the Company for a significant amount of the underlying risk insured. A notice of cancellation under this clause shall advise the Insured that the Insured has ten days from the receipt of the notice to appeal the cancellation to the Minnesota Commissioner of Commerce and that the Commissioner will render a decision as to whether the cancellation is justified because of the loss of reinsurance within five business days after receipt of the appeal; or

      7 A determination by the Commissioner that the continuation of the Policy could place the Company in violation of the insurance laws of Minnesota.



It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3   Subrogation

      (a) The Company, as a provider of insurance coverage, or its reinsurer for that underlying insurance coverage may not proceed against its Insured in a subrogation action where the loss was caused by nonintentional acts of the Insured;

      (b) The Company, as a provider of insurance coverage, or its reinsurer for that underlying insurance coverage may not subrogate itself to the rights of its Insured to proceed against another person if that other person is insured for the same loss, by the Company. This provision applies only if the loss was caused by the nonintentional acts of the person against whom subrogation was sought.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                              MONTANA CANCELLATION
                                   ENDORSEMENT

--------------------------------------------------------------------------------



It is hereby understood and agreed that Section 2.8 Cancellation by the Insured of a Certificate is amended in its entirety as follows:

2.8   Cancellation by the Insured of a Certificate

      The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or by making a written request to the Company for Cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. Cancellation of a Certificate will not cancel this Policy.

It is hereby understood and agreed that Section 2.9 Cancellation of Policy is amended in its entirety as follows:

2.9   Cancellation of Policy

      1. The Company may not cancel an insurance policy before either the expiration of the agreed term or one 1 year from the effective date of the Policy or renewal date, whichever is less, except:

            a.    For reasons specifically allowed by statute;

            b.    For failure to pay a premium when due; or

            c. On grounds stated in the Policy which pertain to the following:

                  i.    Material misrepresentation;

                  ii. Substantial change in the risk assumed, except to the extent that the Company should reasonably have foreseen the change or contemplated the risk when the contract was written;

                  iii. Substantial breaches of contractual duties, conditions, or warranties;

                  iv. Determination by the Commissioner of Montana that continuation of the Policy would place the Company in violation of Montana ss.33-15-1103;

                  v.    Financial impairment of the Company; or

                  vi.   Any other reason approved by the Commissioner.

      2. Cancellation under the subsection 1 is not effective until ten (10) days after a Notice of Cancellation is either delivered or mailed to the Insured.

      3. Subsections 1 and 2 do not apply to the newly issued insurance Policy if the Policy has been in effect less than sixty (60) days at the time the Notice of Cancellation is mailed or delivered. No cancellation under this subsection is effective until ten (10) days after the notice is delivered or mailed to the Insured.

      4. If a Policy has been issued for a term longer than one (1) year and if either the premium is prepaid or an agreed term is guaranteed for additional premium consideration, the Company may not cancel the Policy except:

            a.    For reasons specifically allowed by statute;

            b.    For failure to pay a premium when due; or

            c. On grounds stated in the Policy which pertain to those grounds listed in subsection 1(c).

      5. The Company may cancel a Policy on the Policy anniversary date by giving thirty (30) days prior notice.

      6. Commitments and Certificates issued prior to such cancellation of this Policy will continue in force as long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                             OKLAHOMA FRAUD WARNING
                                   ENDORSEMENT

--------------------------------------------------------------------------------



The front page of the Master Policy is hereby amended to include the following Fraud Warning:

Warning: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the proceeds of an insurance Policy containing any false, incomplete, or misleading information is guilty of a felony.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                                  SOUTH DAKOTA
                       CANCELLATION OF POLICY ENDORSEMENT

--------------------------------------------------------------------------------

Policy Issued To:                  Attached to and Forming Part of Policy No.:

                                   Effective Date of Endorsement:

It is hereby understood and agreed that Section 2.9 is amended in its entirety as follows:

2.9 Cancellation of Policy

Either the Insured or the Company may cancel its respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing sixty (60) days written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.


                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642


--------------------------------------------------------------------------------

                                TEXAS AMENDATORY
                                   ENDORSEMENT

--------------------------------------------------------------------------------



The front page of the Master Policy is hereby amended to include the following:

It is hereby understood and agreed that this Policy may not be cancelled or non-renewed based solely on the fact that the first named insured is an elected official.

It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3 Subrogation

If the Property consists of a single family dwelling occupied by a Borrower, the Company shall not have subrogation rights against any Borrower as set forth in this Section and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale.



Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                       REPUBLIC MORTGAGE INSURANCE COMPANY

                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [RMIC LOGO]


                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                               VIRGINIA AMENDATORY
                                   ENDORSEMENT
--------------------------------------------------------------------------------

Bank of New York as Co-Trustee
for CWABS 2006-23                                                      06L75-00
5730 Katella Avenue
Cypress, CA 90630                                                      12/01/06

It is hereby understood and agreed that Section 1.10 is amended in its entirety as follows:

1.10     Default

         Default means the failure by a Borrower to pay when due an amount equal to or greater than one (1) periodic monthly payment due under the terms of a Loan.

         A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the date the Borrower fails to comply with any such other term or condition of the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or basis for acceleration and Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists.

It is hereby understood and agreed that Section 2.3 is amended in its entirety as follows:

2.3      Certificate Cancellation or Rescission by the Company for
         Misrepresentation

         Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are clearly proven to be materially false or misleading with respect to a Loan, the Company will have the right, at its option and to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, retroactively to the date of such continuation) and to return at that time all paid premiums retroactively to such applicable date.

It is hereby understood and agreed that Section 2.6 is amended in its entirety as follows:

2.6 Renewal of Certificate and Termination for Nonpayment of Renewal Premium; Reinstatement of Terminated Coverage

         a. Timing; Responsibility for Payment - In order to continue coverage beyond the initial term, the Insured shall, at its option, pay renewal premiums to the Company for each Loan insured under this Policy, calculated at the rate specified in the related Certificate and in accordance with Section 2.6 (c) below.

                  The Company shall give thirty (30) days notice of the renewal due date to the Servicer, if a Servicer is shown on the records of the Company, and otherwise to the Owner, and renewal premiums shall be due and payable on or before the last day of the period covered by the previous premium payment. If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

                  With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within a sixty (60) day grace period after the premium due date (but subject to the Owner's right to cure nonpayment as provided in
                  Section 2.6.(b)), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

                  With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such sixty (60) day grace period (but subject to the Owner's right to cure nonpayment as provided in Section 2.6.(b)), the coverage of the Certificate and Company's liability will terminate at the end of such sixty (60) day grace period. However, if a Default on the Loan occurs during such sixty
                  (60) day grace period, the Insured shall not be required to pay renewal premiums while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable within sixty (60) days after notice from the Company. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

         b.       Transfer or Seizure of Servicing - Notwithstanding paragraph
                  (a) above, in the event that the Owner establishes to the reasonable satisfaction of the Company that the failure to pay renewal premiums on or before the renewal premium due date, or during the applicable grace period, was due to an error or omission that occurred in connection with the transfer, surrender, or seizure of servicing rights associated with a group of Loans, the Company shall permit the Owner or its new Servicer to reinstate coverage of the Loans contained in the group that are insured under this Policy provided that the following conditions are met:

                  1. The Owner or its new Servicer shall reinstate coverage with respect to all Loans insured under this Policy affected by such transfer, surrender or seizure; and

                  2. The renewal premiums are paid, in all events, on or before one hundred twenty (120) days after the applicable premium due date.

         c. Calculation - Renewal premiums due with respect to a Loan shall be payable in accordance with the method and at the rate specified on the related Certificate. Renewal premiums payable under the "outstanding unpaid principal balance" or "outstanding balance renewal" method shall be calculated by applying the applicable premium rate to the then unpaid principal balance of the Loan as of the date such premium is due and payable. Renewal premiums payable under the "level original insured principal balance" or "level renewal" method shall be calculated by applying the applicable premium rate to the original insured principal balance of the Loan.

It is hereby understood and agreed that Section 4.4 is amended in its entirety as follows:

4.4      Fraud, Misrepresentation, and Negligence

         Any Claim not otherwise within the scope of Section 2.3 where there was fraud, misrepresentation, or negligence by the Insured with respect to the Loan, and it is clearly proven that the fraud, misrepresentation, or negligence (a) materially contributed to the Default resulting in such Claim; or (b) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

It is hereby understood and agreed that Section 4.6 is amended in its entirety as follows:

4.6      Physical Damage (Other Than Relating to Pre-Existing Environmental
         Conditions)

         Any Claim where, at any time after the Certificate Effective Date, Physical Damage occurs to a Property of a type other than as described in Section 4.7 and other than reasonable wear and tear, subject to the following provisions:

         a. This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500).

         b. The exclusion will apply only if: (i) the Company elects to acquire the related Property in settlement of a Claim and the damage occurred prior to expiration of the Settlement Period; or (ii) the damage occurred prior to the Default and such damage was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, net of any applicable deductibles, was insufficient to restore the Property as provided in paragraph (c) below.

         c. The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, as required by this subsection, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

         d. For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements, or personal property deemed part of the real property under applicable law and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

         e.       Cost estimates relied upon by the Company in connection with
                  Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

It is hereby understood and agreed that Section 7.3 is amended in its entirety as follows:

7.3      Subrogation

         If the Property consists of a single family dwelling occupied by a Borrower, the Company shall not have subrogation rights against any Borrower as set forth in this Section and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale.

It is hereby understood and agreed that Section 7.7 is amended in its entirety as follows:

7.7      Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

         a. The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was effective on or after the effective date of the amendment.

         b. No condition or requirement of this Policy will be deemed waived, modified, or otherwise compromised unless that waiver, modification, or compromise is stated in writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification, or compromise of one will not be construed as a waiver, modification, or compromise of any other.

         c. No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company by law or equity.

         d. As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                  [RMIC LOGO]


                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                              WISCONSIN AMENDATORY
                                   ENDORSEMENT
--------------------------------------------------------------------------------

It is hereby understood and agreed that Section 1.28 Settlement Period is amended as follows:

1.28     Settlement Period

         Wherever the term "sixty (60)" is used in any manner to refer to a time period in Section 1.28, it is replaced by the term "thirty (30)."

It is hereby understood and agreed that Section 6.4 Calculation of Settlement Period is amended as follows:

6.4      Calculation of Settlement Period

         Wherever the term "sixty (60)" is used in any manner to refer to a time period in Section 6.4, it is replaced by the term "thirty (30),"

It is hereby understood and agreed that Section 2.3 Certificate Cancellation or Rescission by the Company is hereby replaced in its entirety as follows:

2.3      Company's Remedies for Misrepresentations

         Subject to Section 2.4, if any of the insured's representation as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim to the extent permitted by applicable law.

It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3      Subrogation

         The Company shall be entitled to retain for its account any recovery only after the Insured has been fully compensated for its loss.

Nothing herein contained shall be held to alter, vary, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as stated above.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and binding on the company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                  [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                                FINANCED PREMIUM
                               BENEFIT ENDORSEMENT
--------------------------------------------------------------------------------


The purpose of this Endorsement is to amend terms and conditions of the Policy with respect to the payment of Loss on a Loan which is calculated under the percentage guaranty option, if an amount representing all or a portion of the premium or coverage of such Loan is included in the original principal amount of the Loan. This Endorsement will apply to a Loan if the Application submitted by the Insured identifies the amount equal to such premium which is to be included in, and paid from, the original principal amount of the Loan. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A. Section 6.2 of the Policy is amended by adding the following new paragraph (vi) and deleting the word "and" at the end of paragraph (iv) and replacing the period at the end of paragraph (v) with "; and":

         (vi) If the percentage guaranty option is payable by the Company or used to calculate the pre-Claim sale option, an amount calculated as (A) the premium paid to the Company for coverage of the Loan, to the extent such premium was included in, and paid from, the original principal amount of the Loan and was identified as so included in the Application for coverage of the Loan received by the Company, multiplied by (B) a percentage (not to exceed one hundred percent) equal to the unpaid principal balance due under the Loan determined under
                  Section 6.2(a), divided by the original principal amount of the Loan.

B. Section 6.3 of the Policy is amended by deleting the first sentence of the last paragraph thereof and replacing it with the following:

                  In addition to the sum due pursuant to the option described above which the Company selects, the loss payable by the Company will include (i) the other amounts provided for under
                  Section 5.3, 6.5 or 7.2 when such Sections are applicable, and
                  (ii) if the percentage guaranty option is payable by the Company or used to calculate the pre-Claim sale option, the amount calculated under Section 6.2 (vi), if applicable, with respect to the premium paid to the Company.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                  [RMIC LOGO]

                       Republic Mortgage Insurance Company

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                   MORTGAGE GUARANTY MASTER POLICY ENDORSEMENT
                               INSURED DEFINITION
--------------------------------------------------------------------------------


It is hereby understood and agreed that Section 1.15 is amended in its entirety as follows:

1.15     Insured means

         a.       the Person designated on the face of this Policy or

         b. if the Loan is sold, assigned or transferred, the Owner, upon request by the Owner to become the Insured, or

         c. if the servicing of the Loan is sold, assigned or transferred, the Servicer, if the Owner has not become the Insured.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [RMIC LOGO]

                       REPUBLIC MORTGAGE INSURANCE COMPANY

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                               ORIGINATION OF LOAN
                                   ENDORSEMENT
--------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Policy with respect to the application of the Policy to origination of Loans. This Endorsement will apply to all Loans that are insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy or any prior endorsement and this Endorsement, this Endorsement will control:

A.       The following definitions are added to Section 1 of the Policy:

1.27 Servicer. Section 1.27 is amended by adding the following new paragraph at the end thereof: Unless otherwise agreed to in writing by the Company or otherwise required pursuant to the terms of this Policy, if there is a Servicer for a Loan and the Servicer is not the Insured the Company shall be entitled to rely upon and treat the Servicer as the representative of the Insured with respect to communications, paying premiums, accepting Loss payments and for all other purposes of this Policy. However, with respect to assignment of coverage and cancellation of the Certificate, the Company shall be entitled to rely upon instruction from either the Servicer or the Insured. The Servicer may designate the Owner as the payee for any Loss.

1.31 Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination, closing and servicing of the Loan, including the Borrower's loan application, purchase contract, appraisal or automated valuation model, credit report, verifications of employment, income and deposit, HUD-1 or other settlement statement, correspondence, payment ledger and telephone logs.

1.32 Underwriting Agreement means any written agreement signed or published by the Company, documenting the underwriting standards to be applied to individual Loan types and Property types to be insured under this Policy, including any agreement allowing delegated underwriting or risk management exceptions. The Underwriting Agreement may be amended from time to time by prior written notice from the Company to the Insured.

1.33 Eligibility Criteria means the requirements established by the Company from time to time applicable to qualification of a Loan for insurance under this Policy (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations, underwriting requirements and payment status) and of which the Company advises the Insured (by notice to the Insured as provided for in this Policy or by general publication in underwriting guides, premium rate cards, or other written or electronic communications) prior to the Loan becoming insured, and as the Company may amend same from time to time and advise or notify the Insured prior to such amendment becoming effective.

B. Section 2.4 of the Policy is deleted in its entirety and replaced with the following:

2.4 Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions, and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

         a. The Borrower must have made the first twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds. (A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person other than the Borrower who is or was a party to the Loan or the related Property transaction, unless expressly set forth in the Application.) And,

         b. The misrepresentation (and every one of them if more than one) must not have been knowingly made, or knowingly participated in, by:

                  1. The Insured or any other Person which originated or processed the Loan; or

                  2. Any correspondent lender, mortgage loan broker, or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

                  3. An escrow or closing agent, or any other agent of, or broker for, the Insured or any other Person which originated or processed the Loan or acted with respect to the Loan or the related Property transaction; or

         c. Made, whether or not knowingly, by an appraiser, provider of automated valuation model, or any other Person providing a valuation of the Property that is used in underwriting, processing or originating the loan and that is submitted to the Company for the purpose of establishing the Value of the Property.

         d. This Section 2.4 will not apply to limit the Company's right to deny a Claim or rescind a Certificate if within twelve (12) months before or after the Certificate's issuance the Company has insured three or more other loans, whether for the Insured or any other lender, resulting from material misrepresentation on the part of the same Borrower, seller or other Person (including any other Person acting directly or indirectly in concert).

         e. This Section 2.4 shall not be construed to limit the applicability of Section 4.4 to a misrepresentation covered by
                  Section 2.4.

         f. The Company's payment of Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

C.       A new Section 2.12 is added to the Policy as follows:

2.12 Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours, The Insured must cooperate fully with the review. In addition, either in connection with such review or separately, the Company will have the right upon thirty (30) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty
         (30) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional thirty day period, then, at the Company's option, the Company will have the right to cancel coverage and deny payment of any Claim under the related Certificate.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive, or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

                       REPUBLIC MORTGAGE INSURANCE COMPANY


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

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

                                  [RMIC LOGO]

         REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                          Winston-Salem, North Carolina
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                            NEW YORK FINANCED PREMIUM
                               BENEFIT ENDORSEMENT
--------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Policy with respect to the payment of Loss on a Loan which is calculated under the percentage guaranty option, if an amount representing all or a portion of the premium or coverage of such Loan is included in the original principal amount of the Loan. This Endorsement will apply to a Loan if the Application submitted by the Insured identifies the amount equal to such premium which is to be included in, and paid from, the original principal amount of the Loan. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A. Section 6.2 of the Policy is amended by adding the following new paragraph (vi) and deleting the word "and" at the end of paragraph (iv) and replacing the period at the end of paragraph (v) with "; and":

         (vi) If the percentage guaranty option is payable by the Company or used to calculate the pre-Claim sale option, an amount calculated as (A) the premium paid to the Company for coverage of the Loan, to the extent such premium was included in, and paid from, the original principal amount of the Loan and was identified as so included in the Application for coverage of the Loan received by the Company, multiplied by (B) a percentage (not to exceed one hundred percent) equal to the unpaid principal balance due under the Loan determined under
                  Section 6.2(a), divided by the original principal amount of the Loan.

B. Section 6.3 of the Policy is amended by deleting the first sentence of the last paragraph thereof and replacing it with the following:

                  In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include (i) the other amounts provided for under
                  Section 5.3, 6.5 or 7.2 when such Sections are applicable, and
                  (ii) if the percentage guaranty option is payable by the Company or used to calculate the pre-Claim sale option, the amount calculated under Section 6.2 (vi), if applicable, with respect to the premium paid to the Company.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

              REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                                  [RMIC LOGO}

         REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                          Winston-Salem, North Carolina
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                                    NEW YORK
                   MORTGAGE GUARANTY MASTER POLICY ENDORSEMENT
                               INSURED DEFINITION
--------------------------------------------------------------------------------

It is hereby understood and agreed that Section 1.15 is amended in its entirety as follows:

1.15     Insured means

         a.       the Person designated on the face of this Policy or

         b. if the Loan is sold, assigned or transferred, the Owner, upon request by the Owner to become the Insured, or

         c. if the servicing of the Loan is sold, assigned or transferred, the Servicer, if the Owner has not become the Insured.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

              REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [RMIC LOGO]

         REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                                    NEW YORK
                             SUBROGATION ENDORSEMENT
--------------------------------------------------------------------------------

It is hereby understood and agreed that Section 7.3 Subrogation is amended to include the following:

7.3      Subrogation

         If the Property is located in the state of New York, the Company shall not have subrogation rights against any Borrower as set forth in this
         Section 7.3 and no Borrower shall be liable to the Company for any deficiency arising from a foreclosure sale.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements, or limitations of the above mentioned Master Policy other than as above stated.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

              REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                  [RMIC LOGO]

         REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA (NY ONLY)

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642

--------------------------------------------------------------------------------
                                    NEW YORK
                               ORIGINATION OF LOAN
                                   ENDORSEMENT
--------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Policy with respect to the application of the Policy to origination of Loans. This Endorsement will apply to all Loans that are insured under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy or any prior endorsement and this Endorsement, this Endorsement will control:

A.       The following definitions are added to Section 1 of the Policy:

1.27 Servicer. Section 1.27 is amended by adding the following new paragraph at the end thereof: Unless otherwise agreed to in writing by the Company or otherwise required pursuant to the terms of this Policy, if there is a Servicer for a Loan and the Servicer is not the Insured the Company shall be entitled to rely upon and treat the Servicer as the representative of the Insured with respect to communications, paying premiums, accepting Loss payments and for all other purposes of this Policy. However, with respect to assignment of coverage and cancellation of the Certificate, the Company shall be entitled to rely upon instruction from either the Servicer or the Insured. The Servicer may designate the Owner as the payee for any Loss.

1.31 Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination, closing and servicing of the Loon, including the Borrower's loan application, purchase contract, appraisal or automated valuation model, credit report, verifications of employment, income and deposit, HUD-1 or other settlement statement, correspondence, payment ledger and telephone logs.

1.32 Underwriting Agreement means any written agreement signed or published by the Company, documenting the underwriting standards to be applied to individual Loan types and Property types to be insured under this Policy, including any agreement allowing delegated underwriting or risk management exceptions. The Underwriting Agreement may be amended from time to time by prior written notice from the Company to the Insured.

1.33 Eligibility Criteria means the requirements established by the Company from time to time applicable to qualification of a Loan for insurance under this Policy (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations, underwriting requirements and payment status) and of which the Company advises the Insured (by notice to the Insured as provided for in this Policy or by general publication in underwriting guides, premium rate cards, or other written or electronic communications) prior to the Loan becoming insured, and as the Company may amend same from time to time and advise or notify the Insured prior to such amendment becoming effective.

                                       12
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B.       Section 2.4 of the Policy is deleted in its entirety and replaced with the following:

2.4 Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions, and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

         a. The Borrower must have made the first twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds. (A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person other than the Borrower who is or was a party to the Loan or the related Property transaction, unless expressly set forth in the Application.) And,

         b. The misrepresentation (and every one of them if more than one) must not have been knowingly made, or knowingly participated in, by:

                  1. The Insured or any other Person which originated or processed the Loan; or

                  2. Any correspondent lender, mortgage loan broker, or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

                  3. An escrow or closing agent, or any other agent of, or broker for, the Insured or any other Person which originated or processed the Loan or acted with respect to the Loan or the related Property transaction; or

         c. Made, whether or not knowingly, by an appraiser, provider of automated valuation model, or any other Person providing a valuation of the Property that is used in underwriting, processing or originating the loan and that is submitted to the Company for the purpose of establishing the Value of the Property.

         d. This Section 2.4 will not apply to limit the Company's right to deny a Claim or rescind a Certificate if within twelve (12) months before or after the Certificate's issuance the Company has insured three or more other loans, whether for the Insured or any other lender, resulting from material misrepresentation on the part of the same Borrower, seller or other Person (including any other Person acting directly or indirectly in concert).

         e. This Section 2.4 shall not be construed to limit the applicability of Section 4.4 to a misrepresentation covered by
                  Section 2.4.

         f. The Company's payment of Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

C.       A new Section 2.12 is added to the Policy as follows:

2.12 Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in connection with such review or separately, the Company will have the right upon thirty (30) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty
         (30) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional thirty day period, then, at the Company's option, the Company will have the right to cancel coverage and deny payment of any Claim under the related Certificate.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive, or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

              REPUBLIC MORTGAGE INSURANCE COMPANY OF NORTH CAROLINA


                    REPUBLIC MORTGAGE INSURANCE COMPANY N.C.
                                    CORPORATE
                                      SEAL


/s/ Christopher P. Ward                                /s/ Elizabeth C. Dixon
-----------------------                                ----------------------
       President                                             Secretary

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                                  [RMIC LOGO]

                              P.O. Box 2514 (27102)
                             190 Oak Plaza Boulevard
                       Winston-Salem, North Carolina 27105
                            Toll Free: (800) 999-7642